UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  December 29, 2005

THERMADYNE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22378	74-2482571
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

16052 Swingley Ridge Road, Suite 300
Chesterfield, Missouri		63017
(Address of principal executive offices)		(Zip Code)

(636) 728-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.                                          Entry into a Material Definitive Agreement.

On December 29, 2005, Thermadyne Holdings Corporation (the “Company”), Thermadyne Industries, Inc., their domestic subsidiaries and certain of their foreign subsidiaries (the “Thermadyne Parties”) executed a Limited Waiver and Tenth Amendment to the Second Amended and Restated Credit Agreement with General Electric Capital Corporation as Agent and Lender (the “Amended Credit Agreement”).  The Tenth Amendment to the Amended Credit Agreement reduced the Company’s Revolving Loan Commitment by $10 million, to an aggregate of $70 million.  The Amended Credit Agreement was also amended to allow the sale of Gen Set S.P.A (“GenSet”) and Soldaduras Soltec Limitada (“Soltec”), both indirect wholly-owned subsidiaries of the Company.

Also on December 29, 2005, the Thermadyne Parties executed Amendment No. 11 and Agreement to the Second Lien Credit Agreement with Credit Suisse as Administrative Agent and Collateral Agent (the “Second Lien Credit Facility”).  The Second Lien Credit Facility was amended to allow the $10 million reduction in the Company’s Revolving Loan Commitment and the sale of GenSet and Soltec.

Copies of the Tenth Amendment to the Amended Credit Agreement and Amendment No. 11 to the Second Lien Credit Facility are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report and are incorporated herein by reference.  The foregoing summary of the terms of such amendments is qualified in its entirety by reference to Exhibits 4.1 and 4.2.

Item 2.01.                                          Completion of Acquisition or Disposition of Assets.

GenSet

On December 29, 2005, the Company completed the disposition of GenSet, one of the Company’s non-core businesses (the “GenSet Transaction”).  In the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on December 28, 2005, the Company estimated recording a pretax loss of approximately $9,000,000 as a loss on disposal of discontinued operations, a component of discontinued operations in the Company’s consolidated statement of operations, resulting in an after-tax book loss of approximately $0.68 per share.  However, taking into account an associated write-off of goodwill, the Company now believes that it will record a pretax loss in the range of approximately $13,000,000 to $15,000,000, resulting in an after-tax book loss in the range of approximately $0.98 to $1.13 per share.  The change in the loss on disposal of discontinued operations described herein has no impact on the cash proceeds from the sale.

Soltec

On January 3, 2006, the Company completed the disposition of Soltec, also one of the Company’s non-core businesses (the “Soltec Transaction”).  In the Company’s Current Report on Form 8-K filed with the Commission on December 28, 2005, the Company estimated recording a pretax gain of approximately $500,000 as a gain on disposal of discontinued operations, a component of discontinued operations in the Company’s consolidated statement of operations, resulting in an after-tax book gain of approximately $0.01 per share.  However, taking into account an associated write-off of goodwill, the Company now believes that it will record a pretax loss in the range of approximately $3,000,000 to $4,000,000, resulting in an after-tax book loss in the range of approximately $0.23 to $0.30 per share.  The change in the loss on disposal of discontinued operations described herein has no impact on the cash proceeds from the sale.

The Soltec Transaction and the GenSet Transaction are more fully described in the Company’s Current Report on Form 8-K filed with the Commission on December 28, 2005, which is herein incorporated by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(b)           Pro Forma Financial Information.

Pro forma financial information, if required, will be filed by an amendment to this Current Report within 71 days after the required time for the filing of this Current Report.

(d)           Exhibits.

Exhibit Number	Description of Exhibit
4.1

Limited Waiver and Tenth Amendment to the Second Amended and Restated Credit Agreement, dated as of December 29, 2005, by and among Thermadyne Holdings Corporation, Thermadyne Industries, Inc. and certain of its subsidiaries and General Electric Capital Corporation as Agent and Lender and the lenders party thereto.

4.2

Amendment No. 11 and Agreement dated as of December 29, 2005, to the Second Lien Credit Agreement among Thermadyne Holdings Corporation, Thermadyne Industries, Inc. and certain of its subsidiaries and Credit Suisse as Administrative Agent and Collateral Agent and the lenders party thereto.

10.1

Acquisition Agreement dated as of December 22, 2005, by and between Thermadyne Italia, S.R.L., as Seller, and Mase Generators S.P.A., as Buyer (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 28, 2005 and incorporated herein by reference).

10.2

Purchase Agreement dated as of December 22, 2005, by and among Thermadyne Chile Holdings, Ltd. and Thermadyne South America Holdings, Ltd., as Sellers, and Soldaduras PCR Soltec Limitada and Penta Capital de Riesgo S.A., as Buyers (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 28, 2005 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    January 5, 2006

THERMADYNE HOLDINGS CORPORATION

By:	/s/ Steve Fray
Name:	Steve Fray
Title:	Vice President and Controller

Exhibit Index

Exhibit Number	Description of Exhibit
4.1

Limited Waiver and Tenth Amendment to the Second Amended and Restated Credit Agreement, dated as of December 29, 2005, by and among Thermadyne Holdings Corporation, Thermadyne Industries, Inc. and certain of its subsidiaries and General Electric Capital Corporation as Agent and Lender and the lenders party thereto.

4.2

Amendment No. 11 and Agreement dated as of December 29, 2005, to the Second Lien Credit Agreement among Thermadyne Holdings Corporation, Thermadyne Industries, Inc. and certain of its subsidiaries and Credit Suisse as Administrative Agent and Collaterasl Agent and the lenders party thereto.

10.1

Acquisition Agreement dated as of December 22, 2005, by and between Thermadyne Italia, S.R.L., as Seller, and Mase Generators S.P.A., as Buyer (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 28, 2005 and incorporated herein by reference).

10.2

Purchase Agreement dated as of December 22, 2005, by and among Thermadyne Chile Holdings, Ltd. and Thermadyne South America Holdings, Ltd., as Sellers, and Soldaduras PCR Soltec Limitada and Penta Capital de Riesgo S.A., as Buyers (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 28, 2005 and incorporated herein by reference).